UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 6, 2011

MINES MANAGEMENT, INC.

(Exact name of registrant as specified in its charter)

Idaho	001-32074	91-0538859
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

905 W. Riverside Avenue, Suite 311 Spokane, Washington (Address of principal executive offices)	99201 (Zip Code)

Registrant’s telephone number, including area code: (509) 838-6050

No Change

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01               Amendment to a Material Definitive Agreement

On October 6, 2011, the board of directors of Mines Management, Inc. (the “Company”) approved an extension to April 20, 2012 of the expiration date of outstanding warrants (the “2005 Warrants”) to purchase 2,105,748 shares of the Company’s common stock.  The extension will be effective October 20, 2011 and is subject to the approval of the Toronto Stock Exchange.

The 2005 Warrants were originally issued in connection with a private placement completed by the Company on October 21, 2005, and were scheduled to expire on October 20, 2011.  No other changes were made to the terms of the 2005 Warrants.  The current exercise price of the 2005 Warrants is $2.56 per share.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  October 10, 2011

Mines Management, Inc.

By:	/s/ James H. Moore
James H. Moore
Chief Financial Officer